================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      ----------------------------------

                                  FORM 8-K/A

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 31, 1996

                      ----------------------------------

                          HOMEGATE HOSPITALITY, INC.
            (Exact name of Registrant as specified in its charter)


         DELAWARE                        0-21509               75-0511313
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

111 CONGRESS AVENUE
    SUITE 2600                                                   78701
   AUSTIN, TEXAS                                               (Zip code)
(Address of principal
  executive offices)

      Registrant's telephone number, including area code:  (512) 477-6400

================================================================================

     Item 7 of the Form 8-K of Homegate Hospitality, Inc. ("Homegate") filed on January 15, 1997 is hereby amended to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                          HOMEGATE HOSPITALITY, INC.
                          PRO FORMA INCOME STATEMENT
               FOR THE PERIOD FROM INCEPTION (FEBRUARY 9, 1996)
                           THROUGH DECEMBER 31, 1996

                                                                  INNHOME
                                      INNHOME       INNHOME     AUSTIN, LTD.
                                    AUSTIN, LTD.  AUSTIN, LTD.   INCEPTION                                     PRO FORMA
                                    YEAR ENDED    1/1/96-        (2/9/96)                   PRO FORMA           INCOME
                                     12/31/96     2/8/96(1)      12/31/96    HOMEGATE      ADJUSTMENTS        STATEMENT
                                    -----------   -----------  -----------  ----------    ------------       -----------
REVENUE:
   Room revenue...................  $1,843,525    $160,573    $1,682,952    $2,233,391    $         0         $3,916,343
   Other revenue..................           0           0             0         6,770              0              6,770
   Interest income................       2,282           0         2,282       450,536         (2,282)(2)        450,536
                                    ----------     -------    ----------    ----------    -----------         ----------
Total revenue.....................   1,845,807     160,573     1,685,234     2,690,697         (2,282)         4,373,649
                                    ----------     -------    ----------    ----------    -----------         ----------

EXPENSES:
   Property operating expenses....     829,789      73,742       756,047     1,675,936         15,796 (3)      2,447,779
   Corporate operating expenses...      57,588       3,209        54,379       951,261        (54,379)(4)        951,261
   Depreciation and amortization..     243,302      23,362       219,940       344,459         23,227 (5)        587,626
   Interest.......................     366,405      40,194       326,211       585,448       (326,211)(6)        585,448
                                    ----------     -------    ----------    ----------    -----------         ----------
Total expenses....................   1,497,084     140,507     1,356,577     3,557,104       (341,567)         4,572,114
                                    ----------     -------    ----------    ----------    -----------         ----------

Income before gains (losses)......     348,723      20,066       328,657      (866,407)       339,285           (198,465)
Gain (loss) on sale of assets.....   1,509,881          (0)    1,509,881             0     (1,509,881)(7)              0
                                    ----------     -------    ----------    ----------    -----------         ----------
NET INCOME (LOSS).................  $1,858,604     $20,066    $1,838,538    $ (866,407)   $(1,170,596)        $ (198,465)
                                    ==========     =======    ==========    ==========    ===========         ==========
Pro forma income (loss) per
  share...........................                                                                                  (.02)

Pro forma weighted average number
  of shares outstanding(8)........                                                                            10,725,000


(1) The results of operations for the period from January 1, 1996 through February 8, 1996 for InnHome Austin, LTD. are not included in the Pro Forma Income Statement amounts since ESLP, predecessor to Homegate Hospitality, Inc., was not formed until February 9, 1996.

(2) Eliminate interest income on the InnHome Austin, LTD. partnership cash accounts which were not acquired by Homegate Hospitality, Inc.

(3) Reflect management fee expense based on Homegate's Management Agreement with Wyndham Hotel Corporation.

(4) Eliminate partnership costs incurred by InnHome Austin, LTD. which would not be incurred by Homegate Hospitality, Inc.

(5) Reflect additional depreciation expense relating to purchase price allocation of InnHome-Towne Lake due to Homegate's basis in the asset being greater than the basis of the property for InnHome Austin, LTD.

(6) Eliminate interest expense incurred by InnHome Austin, LTD. on the mortgage on the property. Homegate Hospitality, Inc. does not have a mortgage on this property.

(7)  Eliminate gain on sale of the property recognized by InnHome Austin, LTD.

(8) Excludes 511,250 shares that are issuable pursuant to options that have been granted under Homegate's 1996 Long-Term Incentive Plan.

                         INDEPENDENT AUDITOR'S REPORT


To the Partners
INNHOME AUSTIN, LTD.
Dallas, Texas


We have audited the accompanying balance sheets of INNHOME AUSTIN, LTD. (a Texas Limited Partnership) as of December 31, 1996 and 1995, and the related statements of income, changes in partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INNHOME AUSTIN, LTD. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In December, 1996, substantially all of the partnership's operating assets were sold.


WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
January 29, 1997

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                                BALANCE SHEETS
                          DECEMBER 31, 1996 AND 1995

                                                     1996         1995
                                                  ----------   ----------
                                    ASSETS
CURRENT ASSETS
   Cash........................................   $1,810,670   $  121,425
   Accounts receivable
       Credit card.............................          796        6,864
       City ledger.............................       54,395       26,073
       Guest ledger............................                     5,192
       Miscellaneous...........................        1,762
   Inventory, at the lower of cost (first-in,
    first-out) or market.......................                     4,717
   Prepaid expenses............................        4,403        4,032
                                                  ----------   ----------
       Total current assets....................    1,872,026      168,303
                                                  ----------   ----------
PROPERTY AND EQUIPMENT, at cost net of
 accumulated depreciation (Notes 2 and 3)......                 5,517,032
                                                               ----------
OTHER ASSETS
   Organization costs, net of amortization
    of $8,424 in 1996 and $5,764 in 1995.......        4,877        7,537
   Loan fees, net of amortization of
    $17,883 in 1995............................                    39,356
   Deposits....................................       20,280       18,500
                                                  ----------   ----------
                                                      25,157       65,393
                                                  ----------   ----------
TOTAL ASSETS...................................   $1,897,183   $5,750,728
                                                  ==========   ==========
                       LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
   Current maturities of long-term
    debt (Note 3)..............................   $            $  125,220
   Accounts payable - trade....................       79,735       30,696
   Hotel tax payable...........................       18,430       31,612
   Accrued expenses and other
    payables...................................       10,071       79,402
   Accrued partner distributions...............    1,587,249
   Due to related parties (Note 5).............           21      138,592
                                                  ----------   ----------
       Total current liabilities...............    1,695,506      405,522

LONG-TERM DEBT (Note 3)........................                 3,643,475
PARTNERS' CAPITAL..............................      201,677    1,701,731
                                                  ----------   ----------
TOTAL LIABILITIES AND PARTNERS' CAPITAL........   $1,897,183   $5,750,728
                                                  ==========   ==========

   The Notes to Financial Statements are an integral part of this statement.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                             STATEMENTS OF INCOME
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                 1996          1995
                                              ----------    ----------
Operating revenue..........................   $1,843,525    $1,356,843
                                              ----------    ----------
Operating expenses
   Personnel expense.......................      293,147       205,539
   Contract services.......................       57,060        48,069
   Utilities...............................      143,299       108,377
   Cleaning and room expense...............       17,425        13,527
   Maintenance and repairs.................       36,921        12,820
   Administrative expense..................       44,346        27,572
   Marketing expense.......................       51,946        44,075
   Insurance expense.......................       33,266        20,566
   Real estate taxes.......................       60,203        38,304
   Management fees.........................       92,176        67,842
                                              ----------    ----------

       Total operating expenses............      829,789       586,691
                                              ----------    ----------

       Gross profit........................    1,013,736       770,152
                                              ----------    ----------

Other general and administrative expenses..       57,588        54,759
Depreciation and amortization..............      243,302       140,208
                                              ----------    ----------
                                                 300,890       194,967
                                              ----------    ----------
       Income from operations..............      712,846       575,185
                                              ----------    ----------
Other income (expense)
   Interest income.........................        2,282           149
   Interest expense........................     (366,405)     (275,273)
   Gain (loss) on sale of assets...........    1,509,881        (1,348)
                                              ----------    ----------
                                               1,145,758      (276,472)
                                              ----------    ----------

       Net income..........................   $1,858,604    $  298,713
                                              ==========    ==========

   The Notes to Financial Statements are an integral part of this statement.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                  STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                               GREAGOR C.
                                          INNHOME       NORMANDY    CRESCENT    PETERSON    CHRISTOPHER      ERIC
                                       AMERICA, INC.      INC.      TRUST #1      TRUST       PETERSON     PETERSON      TOTAL
                                       -------------   ---------   ---------   ----------   -----------   ---------   -----------
Balance, December 31, 1994...........      $  12,031   $ 357,297   $ 238,198    $ 595,492   $             $           $ 1,203,018
   Capital contributions.............                    150,000     100,000      250,000                                 500,000
   Capital distributions.............                    (45,000)    (60,000)    (105,000)      (45,000)    (45,000)     (300,000)
   Transfer of partnership interest..                   (255,000)                (255,000)      255,000     255,000
       Net income....................                     44,807      59,742      104,550        44,807      44,807       298,713
                                                       ---------   ---------    ---------     ---------   ---------   -----------

Balance, December 31, 1995...........         12,031     252,104     337,940      590,042       254,807     254,807     1,701,731
   Capital distributions.............       (506,736)   (427,788)   (570,385)    (998,173)     (427,788)   (427,788)   (3,358,658)
   Net income........................        575,573     193,805     256,607      450,415       191,102     191,102     1,858,604
                                           ---------   ---------   ---------    ---------     ---------   ---------   -----------

Balance, December 31, 1996                 $  80,868   $  18,121   $  24,162    $  42,284     $  18,121   $  18,121   $   201,677
                                           =========   =========   =========    =========     =========   =========   ===========

     The Notes to Financial Statements are integral part of this statement.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                           STATEMENTS OF CASH FLOWS
                    YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                             1996         1995
                                                         -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income..........................................  $ 1,858,604   $   298,713
   Adjustment to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization...................      243,302       140,208
       (Gain) loss on sale of assets...................   (1,509,881)        1,348
   (Increase) decrease in assets:
       Accounts receivable.............................      (18,825)      (38,129)
       Inventory.......................................        4,717        (4,717)
       Prepaid expense.................................         (371)       (4,032)
       Deposits........................................       (1,780)         (500)
   Increase (decrease) in liabilities:
       Accounts payable - trade........................       49,039      (176,168)
       Hotel tax payable...............................      (13,182)       31,612
       Accrued expenses and other payables.............      (69,331)        4,574
                                                         -----------   -----------
       Net cash provided by operating
         activities....................................      542,292       252,909
                                                         -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures................................      (18,192)   (1,513,707)
   Proceeds from sale of assets........................    6,843,819         1,200
                                                         -----------   -----------
       Net cash provided by (used in) investing
         activities....................................    6,825,627    (1,512,507)
                                                         -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds on long-term debt..........................                  2,035,864
   Principal paid on long-term debt....................   (3,768,695)      (31,305)
   Loan fees...........................................                    (24,239)
   Net decrease in related party payables..............     (138,571)     (307,223)
   Distributions to partners...........................   (1,771,408)     (300,000)
                                                         -----------   -----------
       Net cash provided by (used in) financing
         activities....................................   (5,678,674)    1,373,097
                                                         -----------   -----------
Net increase in cash...................................    1,689,245       113,499
Cash at beginning of year..............................      121,425         7,926
                                                         -----------   -----------
Cash at end of year....................................  $ 1,810,670   $   121,425
                                                         ===========   ===========
Cash paid for interest.................................  $   366,405   $   316,837
                                                         ===========   ===========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

       In 1995, the partnership recorded $500,000 of capital contributions by reducing notes payable to partners.


   The Notes to Financial Statements are an integral part of this statement.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

     The accounting policy relative to the carrying value of inventory and property and equipment is indicated in the captions on the balance sheets. Other significant accounting policies are as follows:

BUSINESS ACTIVITY AND CONCENTRATION OF CREDIT RISK

     InnHome Austin, Ltd. (the "Partnership") is a Texas limited partnership formed on October 27, 1993 whose purpose is to construct, own, and operate an extended stay rental facility located in Austin, Texas. The construction of the facility was completed and operations began in March of 1995. In December 1996, the facility was sold. Prior to 1995, the Partnership was considered a development stage enterprise. The term of the Partnership will expire on December 31, 2050, unless otherwise terminated pursuant to the partnership agreement.

RECEIVABLES

     In the opinion of management, no material receivables are doubtful of collection. Therefore, no allowance for doubtful accounts is provided.

PROPERTY AND EQUIPMENT

     Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to forty years. Gains and losses on sales and dispositions of fixed assets are included in income in the year realized. Maintenance and repair expenditures which do not enhance the value or increase the productive capacity of the assets are changed to expense as incurred.

ORGANIZATION COSTS

     Certain costs, aggregating $13,301, relating to the organization of the Partnership have been capitalized. Amortization is computed using the straight-line method over five years. Amortization expense for the years ended December 31, 1996 and 1995 was $2,660.

LOAN FEES

     Loan origination fees of $57,239 have been capitalized and subsequently amortized over the life of the loan using the straight-line method. Amortization expense for the years ended December 31, 1996 and 1995 was $39,356 and $11,883, respectively.

INCOME TAXES

     The Partnership is not a taxpaying entity for Federal income tax purposes, and therefore no income tax expense has been recorded in the financial statements. The partners include their share of the Partnership income or losses in their respective tax returns.

STATEMENT OF CASH FLOWS

     For purposes of presenting the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS

ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  PROPERTY AND EQUIPMENT
         ----------------------

     Property and equipment at December 31, 1996 and 1995 is summarized as follows:

                                                    1996            1995
                                                ------------     -----------
   Land and improvements....................... $                $1,143,144
   Building and improvements...................                   3,577,384
   Furniture, fixtures and equipment...........                     909,188
   Computer equipment and software.............                      12,981
                                                                 ----------
                                                                  5,642,697
   Less accumulated depreciation...............                     125,665
                                                                 ----------

                                                $                $5,517,032
                                                ===========      ==========

NOTE 3.  LONG-TERM DEBT

     Long-term debt consists of the following at December 31, 1996 and 1995:

                                                     1996           1995
                                                  ----------     ----------
  Note payable to bank in monthly installments
  of $10,435 plus interest at prime plus 12%,
  due June 1998, secured by the extended
  stay rental facility........................    $              $3,768,695

       Less current maturities................                      125,220
                                                                 ----------

       Long-term portion......................    $              $3,643,475
                                                  ==========     ==========

NOTE 4.  PARTNERSHIP AGREEMENT
         ---------------------

     Significant terms of the Partnership agreement, as amended May 19, 1995, are as follows:

ALLOCATION OF PROFITS

     The profits of the Partnership shall be allocated to the partners accounts as follows:

     1. To the partners in proportion to the losses allocated to each partner as described below until the sum of the profits for the current and all previous years is equal to the cumulative losses allocated as described below.

                             INNHOME AUSTIN, LTD.
                         (A TEXAS LIMITED PARTNERSHIP)
                         NOTES TO FINANCIAL STATEMENTS

     2. 100% to the limited partners in proportion to their interest in the Partnership until the limited partners have been allocated profits for the current and previous years equal to the amounts credited to the limited partners preferred return accounts (as defined) for the current and previous years.

     3. 40% to the general partner and 60% to the limited partners in proportion to the limited partners interests in the Partnership.

ALLOCATION OF LOSSES

     The losses of the Partnership shall be allocated to the partners accounts as follows:

     1. To the partners in an amount necessary to cause their positive capital account balances in excess of the sum of their contribution accounts and preferred return accounts to be in the ratio of 40% to the general partner and 60% to the limited partners, with the limited partners' capital accounts to be in proportion to their interest in the Partnership, and thereafter in such ratio until their positive capital accounts equal their respective preferred return accounts.

     2. To the partners in amounts necessary to cause their positive capital accounts to be in the ratio of their respective preferred return accounts, and thereafter in that ratio until their positive capital account balances have been reduced to zero.

     3. 40% to the general partner and 60% to the limited partners in proportion to their interests in the Partnership.

     A partner shall not be allocated losses as described above to the extent such allocation would cause such partner to have an adjusted capital account deficit at the end of any year.

NOTE 5.  RELATED PARTY TRANSACTIONS
         --------------------------

     At December 31, 1996 and 1995, the Partnership had amounts due to affiliated companies to $21 and $138,592, respectively. Management fees for 1996 and 1995 of $92,176 and $67,842, respectively, were paid to a limited partner.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HOMEGATE HOSPITALITY, INC.
                                     (Registrant)



                                     By:  /s/ ROBERT A. FAITH
                                          ----------------------------------
                                          Robert A. Faith
                                          President and Chief Executive Officer


Date:  March 14, 1997

                               Index to Exhibits
                               -----------------


Exhibit No.                                                               Page
----------                                                                ----

   *2.0       Purchase and Sale Agreement

 **23.0       Consent of Weaver and Tidwell, L.L.P.


 *Previously filed.
**Filed herewith.